UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2012

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware	File No. 000-50886	59-3778427
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry Into a Definitive Material Agreement.
Item 8.01	Other Events.
Item 9.01	Financial Statements and Exhibits.
SIGNATURES
Exhibit 4.1	Indenture, dated as of March 13, 2012, among Virgin Media Finance PLC, Virgin Media Inc., Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, Virgin Media Investments Limited, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg paying agent
Exhibit 99.1	Press Release, dated March 13, 2012, issued by Virgin Media Inc.

Item 1.01.	Entry into a Material Definitive Agreement.

On March 13, 2012, Virgin Media Inc. (the “Company”) announced the closing of the offering by Virgin Media Finance PLC (the “Issuer”) of $500 million aggregate principal amount of 5.25% Senior Notes due 2022 (the “Notes”). The Notes were issued pursuant to an Indenture, dated as of March 13, 2012, among the Issuer, the Company, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, Virgin Media Investments Limited, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg paying agent (the “Indenture”).

The sale of the Notes has been registered with the Securities and Exchange Commission (the “SEC”) pursuant to a registration statement on Form S-3, File No. 333-179725 (the “Registration Statement”). The terms of the Notes are described in the prospectus dated February 27, 2012, as supplemented by a final prospectus supplement dated February 28, 2012, as filed with the SEC on February 29, 2012.

A copy of the Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference herein and in the Registration Statement. The foregoing description of the terms of the Indenture is qualified in its entirety by reference to this exhibit.

Item 8.01.	Other Events.

On March 13, 2012, the Company announced the early tender results of the Issuer’s tender offer to purchase up to $500 million aggregate principal amount of its outstanding dollar-denominated 9.50% Senior Notes due 2016. On March 13, 2012, the Company also announced the closing of the Issuer’s offering of $500 million aggregate principal amount of Notes.

A copy of the press release issued by the Company in connection with the announcement of the early tender results and the closing of the Notes offering is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Indenture, dated as of March 13, 2012, among Virgin Media Finance PLC, Virgin Media Inc., Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, Virgin Media Investments Limited, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg paying agent

99.1	Press release, dated March 13, 2012, issued by Virgin Media Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2012

VIRGIN MEDIA INC.

By:	/s/ Scott Dresser
Name:	Scott Dresser
Title:	Secretary

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Indenture, dated as of March 13, 2012, among Virgin Media Finance PLC, Virgin Media Inc., Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, Virgin Media Investments Limited, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg paying agent

Exhibit 99.1	Press release, dated March 13, 2012, issued by Virgin Media Inc.